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                                                                  EXHIBIT 10.275

                             MASTER LEASE AGREEMENT

MASTER LEASE AGREEMENT ("Master Lease") dated as of 62504 between The CIT Group/Equipment Financing, Inc. (Lessor),

having a place of business at P. O. Box 27248    Tempe     AZ       85285-7248 ,
                              --------------------------------------------------
                              Address            City     State      Zip Code

and Ready Mix, Inc. ("Lessee"),

having a place of business at  3430 E Flamingo Rd Suite 100    Las Vegas      NV
                               -------------------------------------------------
                                    Address                     City      State

89121-5018.
-----------
 Zip Code

This Master Lease Agreement provides a set of terms and conditions that the parties hereto intend to be applicable to various transactions for the lease of personal property. Each lease contract shall be evidenced by an equipment schedule ("Schedule") executed by Lessor and Lessee that explicitly incorporates the provisions of this Master Lease Agreement and that sets forth specific terms of that particular lease contract. Where the provisions of a Schedule conflict with the terms hereof, the provisions of the Schedule shall prevail. Each Schedule shall constitute a complete and separate lease agreement, independent of all other Schedules, and without any requirement of being accompanied by an originally executed copy of this Master Lease Agreement. The term "Lease" when used herein shall refer to an individual Schedule.

One originally executed copy of the Schedule shall be denominated "Originally Executed Copy No. 1 of____ originally executed copies" and such copy shall be retained by Lessor. If more than one copy of the Schedule is executed by Lessor and Lessee, all such other copies shall be numbered consecutively with numbers greater than 1. Only transfer of possession by Lessor of the originally executed copy denominated "Originally Executed Copy No. 1" shall be effective for purposes of perfecting an interest in such Schedule by possession.

1. EQUIPMENT LEASED AND TERM.

This Lease shall cover such personal property as is described in any Schedule executed by or pursuant to the authority of Lessee, accepted by Lessor in writing and identified as a part of this Lease (which personal property with all replacement parts, additions, repairs, accessions and accessories incorporated therein and/or affixed thereto is hereinafter called the "Equipment"). Lessor hereby leases to Lessee and Lessee hereby hires and takes from Lessor, upon and subject to the covenants and conditions hereinafter contained, the Equipment described in any Schedule. NOTWITHSTANDING THE COMMENCEMENT DATE OF THE TERM OF THIS LEASE WITH RESPECT TO ANY ITEM OF EQUIPMENT, LESSEE AGREES THAT ALL RISK OF LOSS OF THE EQUIPMENT SHALL BE ON LESSEE FROM AND AFTER SHIPMENT OF THE EQUIPMENT TO LESSEE BY THE SELLER THEREOF, F.O.B. seller's point of shipment, the date of such shipment being hereinafter called "date of shipment." The term of this Lease with respect to any item of Equipment shall be for the period as set forth in the Schedule. Lessee hereby gives Lessor authority to insert the actual commencement date and date of first monthly rental for any item of Equipment in any Schedule as well as such items as serial numbers if such are not already inserted when such Schedule is executed by Lessee. "Seller" as used in this Lease means the supplier from which Lessor acquires any item of Equipment.

2. RENT.

The aggregate rent payable with respect to each item of Equipment shall be in the amount shown with respect to such item on the Schedule. Lessee shall pay to Lessor the aggregate rental for each item of Equipment for the full period and term for which the Equipment is leased, such rental to be payable at such times and in such amounts for each item of Equipment as shown in the applicable Schedule.

All rent shall be paid at Lessor's place of business shown above, or such other place as Lessor may designate by written notice to the Lessee. ALL RENTS SHALL BE PAID WITHOUT NOTICE OR DEMAND AND WITHOUT ABATEMENT, DEDUCTION OR SET OFF OF ANY AMOUNT WHATSOEVER. The operation and use of the Equipment shall be at the risk of Lessee and not of Lessor and the obligation of Lessee to pay rent hereunder shall be unconditional.

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3. DESTRUCTION OF EQUIPMENT.

If any Equipment is lost, totally destroyed, damaged beyond repair or taken by governmental action, the liability of the Lessee to pay rent therefor may be discharged by paying to Lessor all the rent due thereon, plus all the rent to become due thereon less the net amount of the recovery, if any, actually received by Lessor from insurance or otherwise for such loss or damage.

In the event of partial destruction of any Equipment, the rent due and to become due thereon shall not abate and Lessee shall, at its own expense, cause such Equipment to be restored to usable condition, but Lessor shall, upon receiving satisfactory evidence of such restoration, promptly pay Lessee the proceeds of any insurance or compensation received by reason of such damage. If the estimated cost of restoring such Equipment exceeds 50% of the unmatured rent therefor, such Equipment shall, on notice by Lessee, be deemed, for all purposes hereof, to be totally destroyed and the liability of the Lessee to pay rent therefor shall be discharged if Lessee pays the rent described in the preceding paragraph of this Section.

Lessor shall not be obligated to undertake by litigation or otherwise the collection of any claim against any person for loss or damage to the Equipment.

Except as expressly provided above, the total or partial destruction of any Equipment or the total or partial loss of use or possession thereof to Lessee shall not release or relieve Lessee from the duty to pay the rent herein provided.

4. NO WARRANTIES BY LESSOR; MAINTENANCE AND COMPLIANCE WITH LAWS.

Lessor, not being the manufacturer of the Equipment, nor manufacturer's agent, MAKES NO WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, AS TO THE FITNESS, QUALITY, DESIGN, CONDITION, CAPACITY, SUITABILITY, MERCHANTABILITY OR PERFORMANCE OF THE EQUIPMENT OR OF THE MATERIAL OR WORKMANSHIP THEREOF, IT BEING AGREED THAT THE EQUIPMENT IS LEASED "AS IS" AND THAT ALL SUCH RISKS, AS BETWEEN LESSOR AND LESSEE, ARE TO BE BORNE BY LESSEE AT ITS SOLE RISK AND EXPENSE, Lessee accordingly agrees not to assert any claim whatsoever against Lessor based thereon. Lessee further agrees, regardless of cause, not to assert any claim whatsoever against Lessor for loss of anticipatory profits or consequential damages. Lessor shall have no obligation to install, erect, test, adjust or service the Equipment. Lessee shall look to the manufacturer and/or Seller for any claims related to the Equipment. Lessor hereby acknowledges that any manufacturer's and/or Seller's warranties are for the benefit of both Lessor and Lessee.

No oral agreement, guaranty, promise, condition, representation or warranty shall be binding; all prior conversations, agreements or representations related hereto and/or to the Equipment are integrated herein.

Lessee agrees, at its own cost and expense:

(a) to pay all shipping charges and other expenses incurred in connection with the shipment of the Equipment by the Seller to Lessee;

(b) to pay all charges and expenses in connection with the operation of each item of Equipment;

(c) to comply with all governmental laws, ordinances, regulations, requirements and rules with respect to the use, maintenance and operation of the Equipment; and

(d) to make all repairs and replacements required to be made to maintain the Equipment in good condition, reasonable wear and tear excepted.

5. INSURANCE.

Lessee shall maintain at all times on the Equipment, at its expense, all-risk physical damage insurance and comprehensive general and/or automobile (as appropriate) liability insurance (covering bodily injury and property damage exposures including, but not limited to, contractual liability and products liability) in such amounts, against such risks, in such form and with such insurers as shall be satisfactory to Lessor; provided, that the amount of all-risk physical damage insurance shall not on any date be less than the greater of the full replacement value or a sum equal to all the rent due thereon, plus all rent to become due. Each physical damage insurance policy will name Lessor as loss payee. Each liability insurance policy will name Lessor as additional insured. Each insurance policy will also require that the insurer give Lessor at least thirty (30) days prior written notice of any alteration in or cancellation of the terms of such policy and require that Lessor's interests be continued insured regardless of any breach or violation by Lessee or others of any warranties, declarations or conditions contained in such insurance policy. In no event shall Lessor be responsible for premiums, warranties or representations to any insurer or any agent thereof. Lessee shall furnish to Lessor a certificate or other evidence satisfactory to Lessor that such insurance coverage is in effect, but Lessor shall be under no duty to ascertain the existence or adequacy of such insurance. The insurance maintained by Lessee shall be primary without any right of contribution from insurance which may be maintained by Lessor. Lessee shall be liable for all deductible portions of all required insurance. Lessor may, at its own expense, for its own benefit, purchase insurance in excess of that required under this Lease Agreement. Physical damage insurance proceeds shall be applied as set forth in Section 6.

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6. LOSS AND DAMAGE.

Lessee agrees to assume and bear the entire risk of any partial or complete loss with respect to the Equipment from any and every cause whatsoever including theft, loss, damage, destruction or governmental taking, whether or not such loss is covered by insurance or caused by any default or neglect of Lessee. Lessee agrees to give Lessor prompt notice of any damage to or loss of any Equipment. All physical damage insurance proceeds shall be payable directly to Lessor. Following payment of such loss, and if no Event of Default as defined in
Section 11 has occurred and remains continuing, Lessor will then:

(a) transfer to Lessee Lessor's rights to such Equipment "as-is, where-is and with all defects," without recourse and without representation or warranty, express or implied, other than a warranty that the Equipment is free and clear of any liens created by Lessor; and

(b) remit to Lessee any physical damage insurance proceeds arising out of such loss in excess of the sum due the Lessor.

Lessee shall determine in the exercise of its reasonable judgment whether the Equipment is damaged beyond repair, subject to Lessor's approval. In the event of damage or loss which does not result in damage beyond repair or a total loss of the Equipment or any item thereof, Lessee shall cause the affected Equipment to be restored to the condition required by the terms of this Lease. Upon completion of such repair and after supplying Lessor with satisfactory evidence thereof (and provided no Event of Default has occurred and remains continuing), Lessee shall be entitled to receive any insurance proceeds or other recovery to which Lessor would otherwise be entitled in connection with such loss up to the amount expended by Lessee in making the repair.

Lessor shall not be obligated to undertake by litigation or otherwise the collection of any claim against any person for loss of, damage to, or governmental taking of the Equipment, but Lessor will cooperate with Lessee at Lessee's expense to pursue such claims.

Except as expressly provided above, the total or partial destruction of any Equipment or Lessee's total or partial loss of use or possession thereof shall not release or relieve Lessee from its obligations under this Master Lease or any Schedule including the duty to pay the rent(s) herein provided.

7. TAXES.

Lessee agrees that, during the term of this Lease, in addition to the rent and all other amounts provided herein to be paid, it will promptly pay all taxes, assessments and other governmental charges (including penalties and interest, if any, and fees for titling or registration, if required) levied or assessed:

(a) upon the interest of Lessee in the Equipment or upon the use or operation thereof or on the earnings arising therefrom; and

(b) against Lessor on account of its acquisition or ownership of the Equipment or any part thereof, or the use or operation thereof or the leasing hereof to Lessee, or the rent herein provided for, or the earnings arising therefrom, exclusive, however, of any taxes based on net income of Lessor.

Lessor will file tax returns and reports concerning the Equipment with all appropriate governmental agencies, (unless Lessor notifies Lessee writing) and Lessee agrees to reimburse Lessor for any taxes as it relates to this Master Lease or the Equipment. Applicable laws may also require Lessee to report the Equipment covered by this Master Lease. Lessor does not have to contest any taxes, fines or penalties, however Lessee may do so provided that: (a) Lessee does so in its own name and at its own expense; (b) the contest does not and will not result in any lien attaching to any Equipment or otherwise jeopardize Lessor's right to any Equipment; and (c) Lessee indemnifies Lessor for all expenses (including legal fees and costs), liabilities and losses that Lessor incurs as a result of any such contest. Lessee will pay estimated property taxes with each lease payment or as invoiced.

8. LESSOR'S TITLE, RIGHT OF INSPECTION AND IDENTIFICATION OF EQUIPMENT.

TITLE TO THE EQUIPMENT SHALL AT ALL TIMES REMAIN IN LESSOR, except as provided in the next sentence. With respect to any software financed hereunder as to which Lessor is not the licensee or licensor, Lessee hereby grants Lessor a security interest in such software to secure the payment and performance of Lessee's obligations under this Lease. Lessee will at all times protect and defend, at its own cost and expense, the title of Lessor from and against all claims, liens and legal processes of creditors of Lessee and keep all the Equipment free and clear from all such claims, liens and processes. The Equipment is and shall remain personal property. Upon the expiration or termination of this Lease with respect to any item of Equipment:

(a) Lessee at Lessee's sole expense shall return such Equipment unencumbered to Lessor at the place where the rent is payable or to such other place as Lessor and Lessee agree upon, and in the same condition as when received by Lessee, reasonable wear and tear resulting from use thereof alone excepted; or

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(b)   in lieu of returning such Equipment to Lessor, Lessee agrees that Lessee will, upon request of Lessor, store such Equipment on Lessee's premises, at an inside location protected from the weather and elements, without charge to Lessor for a period of 180 days following the date of expiration or termination of this Lease. During such storage period Lessee shall not use the Equipment for any purpose. Upon expiration of such storage period Lessee will return such Equipment to Lessor in accordance with the provisions of (a) above.

Lessor shall have the right from time to time during reasonable business hours to enter upon Lessee's premises or elsewhere for the purpose of confirming the existence, condition and proper maintenance of the Equipment and during any period of storage Lessor shall also have the right to demonstrate and show the Equipment to others. The foregoing rights of entry are subject to any applicable governmental laws, regulations and rules concerning industrial security. Lessee shall, upon the request of Lessor, and at its own expense firmly affix to the Equipment, in a conspicuous place, such a decalcomania or metal plate as shall be supplied by Lessor showing the Lessor as the owner and lessor of such Equipment.

9. POSSESSION, USE AND CHANGES IN LOCATION OF EQUIPMENT.

So long as Lessee shall not be in default under the Lease it shall be entitled to the possession and use of the Equipment in accordance with the terms of this Lease. The Equipment shall be used in the conduct of the lawful business of Lessee, and no item of Equipment shall be removed from its location shown on the Schedule, without the prior written consent of Lessor. Lessee shall not, without Lessor's prior written consent, part with possession or control of the Equipment or attempt or purport to sell, pledge, mortgage or otherwise encumber any of the Equipment or otherwise dispose of or encumber any interest under this Lease.

10. PERFORMANCE OF OBLIGATIONS OF LESSEE BY LESSOR.

In the event that the Lessee shall fail duly and promptly to perform any of its obligations under the provisions of Sections 4, 5, 6, 7, and 8 of this Lease, Lessor may, at its option, perform the same for the account of Lessee without thereby waiving such default, and any amount paid or expense (including reasonable attorneys' fees), penalty or other liability incurred by Lessor in such performance, together with interest at the rate of 1 1/2% per month thereon (but in no event greater than the highest rate permitted by relevant law) until paid by Lessee to Lessor, shall be payable by Lessee upon demand as additional rent for the Equipment. Lessee shall be responsible for and pay to Lessor a returned check fee, not to exceed the maximum permitted by law, which fee will be equal to the sum of (i) the actual bank charges incurred by Lessor plus (ii) all other actual costs and expenses incurred by Lessor. The returned check fee is payable upon demand as additional rent under this Lease.

11. DEFAULT.

An Event of Default shall occur if:

(a) Lessee fails to pay when due any installment of rent and such failure continues for a period of 10 days;

(b) Lessee shall fail to perform or observe any covenant, condition or agreement to be performed or observed by it hereunder and such failure continues uncured for 15 days after written notice thereof to Lessee by Lessor;

(c) Lessee ceases doing business as a going concern, makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts as they become due, files a voluntary petition in bankruptcy, is adjudicated a bankrupt or an insolvent, files a petition seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar arrangement under any present or future statute, law or regulation or files an answer admitting the material allegations of a petition filed against it in any such proceeding, consents to or acquiesces in the appointment of a trustee, receiver, or liquidator of it or of all or any substantial part of its assets or properties, or if it or its shareholders shall take any action looking to its dissolution or liquidation;

(d) within 60 days after the commencement of any proceedings against Lessee seeking reorganization, arrangement, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceedings shall not have been dismissed, or if within 60 days after the appointment without Lessee's consent or acquiescence of any trustee, receiver or liquidator of it or of all or any substantial part of its assets and properties, such appointment shall not be vacated;

(e) Lessee attempts to remove, sell, transfer, encumber, part with possession or sublet the Equipment or any item thereof; or

(f) a third party takes any action to foreclose on, obtain possession or control of, collect, sell or otherwise dispose of or exercise any rights with respect to any of the Equipment without the express written consent of Lessor.

(g) any event of default under Contracts between Meadow Valley Contractors, Inc. and The CIT Group/Equipment Financing, Inc. will also be considered an event of default under contracts with Ready Mix, Inc. and The CIT Group/Equipment Financing, Inc.

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Upon the occurrence of an Event of Default, Lessor shall have all the rights and remedies provided by applicable law and by this Lease. Notwithstanding that this Agreement is a lease and title to the Equipment is at all times in Lessor, Lessor may nevertheless at its option choose those rights and remedies of a secured party under the Uniform Commercial Code. In addition, Lessor, at its option, may:

(a) declare all sums due and to become due hereunder immediately due and payable, but in no event shall the Lessee, upon demand by Lessor for payment of the unpaid rent, upon acceleration of the maturity thereof or otherwise, be obligated to pay any amount in excess of that permitted by law;

(b) proceed by appropriate court action or actions or other proceedings either at law or equity to enforce performance by the Lessee of any and all covenants of this Lease and to recover damages for the breach thereof;

(c) demand that Lessee deliver the Equipment forthwith to Lessor at Lessee's expense at such place as Lessor may designate; and

(d) Lessor and/or its agents may without notice or liability or legal process, enter into any premises of or under control or jurisdiction of Lessee or any agent of Lessee where the Equipment may be or by Lessor is believed to be, and repossess all or any item thereof, disconnecting and separating all thereof from any other property and using all force necessary or permitted by applicable law so to do, Lessee hereby expressly waiving all further rights to possession of the Equipment and all claims for injuries suffered through or loss caused by such repossession; Lessor may sell or lease the Equipment at a time and location of its choosing provided that the Lessor acts in good faith and in a commercially reasonable manner, but the Lessor shall nevertheless, be entitled to recover immediately as liquidated damages for loss of the bargain and not as a penalty any unpaid rent that accrued on or before the occurrence of the event of default plus an amount equal to the difference between the aggregate rent reserved hereunder for the unexpired term of this Lease and the then aggregate rental value of all Equipment for such unexpired term, provided, however, that if any statute governing the proceeding in which such damages are to be proved specifies the amount of such claim, Lessor shall be entitled to prove as and for damages for the breach an amount equal to that allowed under such statute. The provisions of this paragraph shall be without prejudice to any rights given to the Lessor by such statute to prove for any amounts allowed thereby. Should any proceedings be instituted by or against Lessor for monies due to Lessor hereunder and/or for possession of any or all of the Equipment or for any other relief, Lessee shall pay a reasonable sum as attorneys' fees.

No remedy of Lessor hereunder shall be exclusive of any remedy herein or by law provided, but each shall be cumulative and in addition to every other remedy.

12.   INDEMNITY.

Lessee agrees that Lessor shall not be liable to Lessee for, and Lessee shall indemnify and save Lessor harmless from and against any and all liability, loss, damage, expense, causes of action, suits, claims or judgments arising from or caused directly or indirectly by:

(a) Lessee's failure to promptly perform any of its obligations under the provisions of Sections 4, 5, 6, 7 and 8 of this Lease; or

(b) injury to persons or damage to property resulting from or based upon actual or alleged use, operation, delivery or transportation of any or all of the Equipment or its location or condition; or

(c) inadequacy of the Equipment, or any part thereof, for any purpose or any deficiency or defect therein or the use or maintenance thereof or any repairs, servicing or adjustments thereto or any delay in providing or failure to provide any thereof or any interruption or loss of service or use thereof or any loss of business; and shall, at its own cost and expense, defend any and all suits which may be brought against Lessor, either alone or in conjunction with others upon any such liability or claim or claims and shall satisfy, pay and discharge any and all judgments and fines that may be recovered against Lessor in any such action or actions, provided, however, that Lessor shall give Lessee written notice of any such claim or demand. Lessee agrees that its obligations under this
      Section 12 shall survive the expiration or termination of this Lease.

13. ASSIGNMENT, NOTICES AND WAIVERS.

This Lease and all rights of Lessor hereunder shall be assignable by Lessor without Lessee's consent, but Lessee shall not be obligated to any assignee of Lessor except after written notice of such assignment from Lessor. Following such assignment, solely for the purpose of determining assignee's rights hereunder, the term "Lessor" shall be deemed to include or refer to Lessor's assignee. WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, LESSEE SHALL NOT ASSIGN THIS LEASE OR ITS INTERESTS HEREUNDER OR ENTER INTO ANY SUB-LEASE WITH RESPECT TO THE EQUIPMENT COVERED HEREBY, IT BEING AGREED LESSOR WILL NOT UNREASONABLY WITHHOLD ITS CONSENT TO A SUB-LEASE OF THE EQUIPMENT. All notices to Lessor shall be delivered in person to an officer of the Lessor, or shall be sent certified mail return receipt requested to Lessor at its address shown herein or at any later address last known to the sender. All notices to Lessee shall be in writing and shall be delivered by mail at its address shown herein or at any later address last known to the sender. A waiver of a default shall not be a waiver of any other or a subsequent default.

14. FURTHER ASSURANCES.

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Lessee shall execute and deliver to Lessor, upon Lessor's request such instruments and assurances as Lessor deems necessary or advisable for the confirmation or perfection of this Lease and Lessor's rights hereunder. Lessee may not terminate any Schedule without the written consent of Lessor. If Lessor in good faith believes itself insecure or performance impaired, it may declare a default hereunder or, instead of declaring a default, Lessor may demand, and Lessee hereby agrees to give, additional Equipment or other collateral as security for the obligations hereunder. If any of the Equipment consists of software, Lessee agrees, at Lessor's request, to inform Lessor of the name of the licensor of such software and to provide Lessor with a copy of the license agreement.

15. LEASE IRREVOCABILITY.

This Lease is irrevocable for the full terms thereof as set forth in any Schedule and for the aggregate rentals therein reserved and the rent shall not abate by reason of termination of Lessee's right of possession and/or the taking of possession by the Lessor or for any other reason. Any payment not made when due shall, at the option of Lessor, bear late charges thereon calculated at the rate of 1 1/2% per month, but in no event greater than the highest rate permitted by relevant law.

16. PURCHASE OPTION.

If any Schedule has a purchase option price set forth therein with respect to the items of Equipment listed on such Schedule, then at the expiration of the original lease term in such Schedule with respect to such items of Equipment, if Lessee has paid in full all rentals owing under such Schedule, and be not then in default under this Lease (including all obligations under any Schedule), Lessee shall have the option to purchase ALL, BUT NOT LESS THAN ALL, THE ITEMS OF EQUIPMENT IN THE APPLICABLE SCHEDULE upon giving written notice not less than 30 DAYS prior to expiration of the original term thereof. The purchase price shall be as set forth in the applicable Schedule and shall be payable upon expiration of the original Lease term. If any Schedule does not contain a purchase option price, then Lessee shall not have an option to purchase any Equipment on such Schedule.

Any purchase option price stated as "fair market value" ("FMV") for any item of Equipment on a Schedule shall be determined on the basis of, and shall be equal in amount to, the value which would obtain in an arm's length transaction between an informed and willing buyer-user (other than a Lessee currently in possession and a used Equipment dealer) and an informed and willing seller under no compulsion to sell and, in such determination, costs of removal of the items of Equipment from their location of current use shall not be a deduction from such value.

17. RENEWAL.

Any renewal privilege shown on any Schedule with respect to any item of Equipment shall be exercised by Lessee giving Lessor a notice in writing and paying Lessor the amount of the renewal rental plus applicable taxes, at least 45 DAYS prior to the commencement of the renewal term of the Lease with respect to such item of Equipment. Upon such notification and payment, this Lease shall be renewed for the stated renewal period at the stated renewal rental with the other provisions and conditions of the lease continuing unchanged.

18. MISCELLANEOUS

If any provision of this Lease is contrary to, prohibited by or deemed invalid under applicable laws or regulations of any jurisdiction, such provision shall be inapplicable and deemed omitted but shall not invalidate the remaining provisions hereof.

IN THE EVENT THIS LEASE OR ANY PART HEREOF IS DEEMED TO CREATE A SECURITY INTEREST, LESSEE GRANTS LESSOR A SECURITY INTEREST IN EACH ITEM OF EQUIPMENT AS SECURITY FOR ALL OF LESSEE'S INDEBTEDNESS AND OBLIGATIONS OWING UNDER THIS LEASE AND UNDER EACH SCHEDULE AS WELL AS ALL OTHER PRESENT AND FUTURE INDEBTEDNESS AND OBLIGATIONS OF LESSEE TO LESSOR OF EVERY KIND AND NATURE WHATSOEVER. Lessee authorizes Lessor to file a financing statement with respect to the Equipment and ratifies the filing by Lessor of any such financing statement previously filed.

If Lessee is an organization, Lessee (a) is the type of organization, (b) is organized under the laws of the jurisdiction, (c) has its chief executive office, and (d) if it is a "registered organization" as defined in Article 9 of the Uniform Commercial Code (i.e., organized solely under the laws of a single state and as to which the state must maintain a public record showing the organization to have been organized), has the organizational identification number (or, if none, has been assigned no such number by the state of organization), all as set forth under Lessee's name (which is its exact and complete legal name) at the signature line of this Lease. If Lessee is an individual, Lessee's exact and complete legal name and principal residence are as set forth at and under Lessee's name at the signature line of this Lease. Lessee agrees to notify Lessor in writing immediately in the event of a change in any of the foregoing facts and information.

This lease contains the entire agreement between the parties with respect to the Equipment and may not be altered, modified, terminated or discharged except by a writing signed by the party against whom such alteration, modification, termination or discharge is sought. LESSEE'S INITIALS C.T.

19. SPECIAL PROVISIONS.

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If Lessee is a corporation, this Lease is executed by authority of its Board of
Directors. If Lessee is a partnership or joint venture, this Lease is executed by authority of all its partners or co-venturers.

Dated: 6-25-04

LESSEE:

Ready Mix, Inc.
-------------------------------------------------------
Name of individual, corporation or partnership

By. /s/ CLINTON TRYON                       Title /s/ [ILLEGIBLE]
    ------------------------------------          ------------------------------
    If corporation, have signed by                President, Vice President or
    If owner or partner, state which.             Treasurer, and give official
                                                  title.

If an organization,     If an individual,

Type of organization:____________________ Principal residence:

Jurisdiction of organization: ___________ ____________________

Organizational identification

number (or "None"):_______________________

Location of chief executive office: _____________

LESSOR:

THE CIT GROUP/EQUIPMENT FINANCING, INC.

By__________________________ Title___________________________________

________________________________________________________________________________
If Lessee is a partnership, enter:
Partners' names                                 Home addresses

795 (1/04) Master Lease Agreement - CIT as Lessor

EQUIPMENT SCHEDULE NO. 1, dated 6-25-04, to Master Lease Agreement, dated

6-25-04, between THE CIT GROUP/EQUIPMENT FINANCING, INC. ("Lessor") and

Ready Mix, Inc. ("Lessee").

This Equipment Schedule incorporates the terms and conditions of the above-referenced Master Lease Agreement.

This is Originally Executed Copy No. 1 of 1 originally executed copies. Only transfer of possession by Lessor of Originally Executed Copy No. 1 shall be effective for purposes of perfecting an interest in this Schedule by possession.

The Equipment listed on this Schedule will be located at

4411 South 40th Street          Phoenix          Maricopa       AZ       85040
--------------------------------------------------------------------------------
Address                          City             County      State     Zip Code

LEASE TERM: The term of this Lease for the items described in this Schedule shall be 36 months,

RENTALS: For said term or any portion thereof, Lessee shall pay to Lessor the stated [ILLEGIBLE TEXT] [ILLEGIBLE TEXT] $0.00 is herewith paid in advance and the balance of the rentals [ILLEGIBLE TEXT] monthly payments as stated, of which the first is due on the first monthly rental date set forth below and the others on a like date of each month thereafter, until fully paid.

                                                                          Aggregate            Monthly
Item                      Description of Equipment                          Rental              Rental
 No.    (Include make, kind of unit, year, model and serial number.)  Initial Here * CT   Initial Here * CT
----    ------------------------------------------------------------  -----------------   -----------------
        See Schedule "A" Consisting of Three (3) pages attached         1,241,445.96          34,484.61
        hereto and made a part hereof-

           Date         Date of            Renewals       Purchase
Item    Lease Term   First Monthly    (No. of Years and    Option
 No.    Commences       Rental       Amount per Year)      Price
----    ----------   -------------   ------------------   --------
                                            N/A             1.00

796 (800) Equipment Schedule for Master Lease Agreement

The Lease term commences on_____________.

The first Monthly Rental is due on_________.

The Lease term may be renewed for N/A months with the Monthly Rental for such renewal term of N/A.

The Lessee has the option to purchase the Equipment as of the last day of the initial Lease term for $1.00.

Special Provisions Instructions

If this Equipment Schedule is prepaid prior to the date provided for repayment, the Lessee agrees to pay the following fees: During the first lease year - 4% of the then unpaid balance; during the second loan year - 3% of the then unpaid balance; prepayment is allowed thereafter with no prepayment penalty assessed.


ACCEPTED:

LESSEE:

Ready Mix, Inc.

By /s/ CLINTON TRYON         Title Sec/Treas.
   --------------------

LESSOR:

The CIT Group/Equipment Financing, Inc.

By_________________________ Title______________________

796 (8/00) Equipment Schedule for Master Lease Agreement

                                  SCHEDULE "A"

This Schedule "A" attached to and made a part of Equipment Lease No. 1 dated 6-25-04 to Master Lease Agreement 6-25-04.

One (1) 2000 International Model 5500I Mixer Truck VIN 1HTXLAHTOYJ004990 with a
11.0 Yard Bridgemaster V Mixer, S/N 56643-15728

One (1) 2000 International Model 5500I Mixer Truck, VIN 1HTXLAHT2YJ004991 with a
11.0 Yard Bridgemaster V Mixer, S/N 56713-15769

One (1) 2000 International Model 5500I Mixer Truck, VIN 1HTXLAHT8YJ004994 with a
11.0 Yard Bridgemaster V Mixer, S/N 56807-15824

One (1) 2000 International Model 5500I Mixer Truck, VIN 1HTXLAHT6YJ004993 with a
11.0 Yard Bridgemaster V Mixer, S/N 57160-16026

One (1) 2001 International Model 5500I Mixer Truck, VIN # 1HTXLAHT21J005550 with a 11.0 Yard Bridgemaster V Mixer, S/N 57276-16094

One (1) 2001 International Model 5500I Mixer Truck, VIN # 1HTXLAHT71J005415 with a 11.0 Yard Bridgemaster V Mixer, S/N 57279-16097

One (1) 2001 International Model 5500I Mixer Truck, VIN # 1HTXLAHT91J005416 with a 11.0 Yard Bridgemaster V Mixer, S/N 57291-16100

One (1) 2001 International Model 5500I Mixer Truck, VIN # 1HTXLAHTX1J005490 with a 11.0 Yard Bridgemaster V Mixer, S/N 57414-16173

One (1) 2000 Kenworth Model W900 Mixer Truck, VIN # 1NKWL00X7YR858912 with a
11.0 Yard Bridgemaster V Mixer, S/N 57276-16094

One (1) 2000 Kenworth Model W900 Mixer Truck, VIN # 1NKWLOOX9YR858913 with a
11.0 Yard Bridgemaster V Mixer, S/N N 57249-16077

One (1) 2000 Kenworth Model W900 Mixer Truck, VIN # 1NKWL00X0YR858914 with a
11.0 Yard Bridgemaster V Mixer, S/N 57273-16091

One (1) 2000 Kenworth Model W900 Mixer Truck, VIN # 1NKWL00X8YR858918 with a
11.0 Yard Bridgemaster V Mixer, S/N 57272-16090

One (1) 2000 Kenworth Model W900 Mixer Truck, VIN # 1NKWL00X4YS854275 with a
11.0 Yard Bridgemaster V Mixer, S/N 57296-16104

One (1) 2000 Kenworth Model W900 Mixer Truck, VIN # 1NKWL00X2YS854274 with a
11.0 Yard Bridgemaster V Mixer, S/N 57321-16119

One (1) 2000 Kenworth Model W900 Mixer Truck, VIN # TNKWL00X6YS854276 with a
11.0 Yard Bridgemaster V Mixer, S/N 57297-16105

One (1) 2000 Kenworth Model W900 Mixer Truck, VIN # 1NKWL00XXYS854278 with a
11.0 Yard Bridgemaster V Mixer, S/N 57331-16127

One (1) 2000 Kenworth Model W900 Mixer Truck, VIN # 1NKWL00X3YR858910 with a
11.0 Yard Bridgemaster V Mixer, S/N 57342-16133

And all tires, wheels, additions, substitutions, attachments, replacements and accessions thereof, plus the proceeds of all the foregoing.

To further secure the payment and performance of the Lessee, the items listed below are hereby pledged to the Secured Party as additional security.

Two (2) 2000 Kenworth Model W900B Tractors, VIN # 1XKWDB9X1YR860513 & 1XKWDR9X8YR860308

One (1) Kolberg-Pioneer Series 5000 Sand Screw Material Washer, S/N 402058

One (1) Screening Plant with Feed Hopper, S/N 9-9396AA mounted on Dual Axle Trailer, 9Y-235, 36" X Appr. 6' Channel Conveyor, S/N 9-36-7311AA) Marathon 10hp Motor, S/N 9M10M-975 & Leroy Somer 207 Reducer, S/N 609855010/008 with 36" X Appro. 40' Channel Conveyor, S/N 9-36-7628AA with Marathon 15hp Motor, S/N 9M1SM-425 & Leroy Somer 207 Reducer with Gator 4 X 10 2-Deck Screen, S/N 9-4249A with Marathon 10hp Motor, S/N 9M10M1020, Clamp Rails and Crown Rubber for 2-decks 32 5/8 X 5 Screen Bolts with Nuts & Flats.

One (1) Perkins 40KW Skid Mounted Generator, S/N E2104A/001, (9-255L) 10'# 2 Ground Wire 5/8 X 8' Ground Rod with Clamp Operation Manual

One (1) Butler-Justice Model 100 Belt Scale

One (1) BTI Model NT16-725X Hydraulic Breaker, S/N 2000006-1

One (1) 1997 IHC F5070 SFA Truck, VIN # 2HTTWAHT0VC029176, with 11.0 Yard Bridgemaster III Mixer, S/N 43133-09079

One (1) 1997 IHC F5070 SFA Truck, VIN # 2HTTWAHT6VC029196, with 11.0 Yard Bridgemaster III Mixer, S/N 43132-09078

One (1) 1997 IHC F5070 SFA Truck, VIN # 2HTTWAHT9VC027118, with 11.0 Yard Bridgemaster III Mixer, S/N 43147-09086

One (1) 1997 IHC F5070 SFA Truck, VIN # 2HTTWAHT3VC029169, with 11.0 Yard Bridgemaster III Mixer, S/N 43145-09084

One (1)1997 IHC F5070 SFA Truck, VIN # 2HTTWAHT1VC029171, with 11.0 Yard Bridgemaster III Mixer, S/N 43168-09098

One (1) 1997 IHC F5070 SFA Truck, VIN # 2HTTWAHTXVC029170, with 11.0 Yard Bridgemaster III Mixer, S/N 43178-09101

One (1) 1997 IHC F5070 SFA Truck, VIN # 2HTTWAHT9VC029175, with 11.0 Yard Bridgemaster III Mixer, S/N 43165-09095

One (1) 1997 IHC F5070 SFA Truck, VIN # 2HTTWAHT1VC029185, with 11.0 Yard Bridgemaster III Mixer, S/N 42938-08979

One (1) 1997 IHC F5070 SFA Truck, VIN # 2HTTWAHT3VC029172, with 11.0 Yard Bridgemaster III Mixer, S/N 42873-08955

One (1) 1997 IHC F5070 SFA Truck, VIN # 2HTTWAHT2VC029177, with 11.0 Yard Bridgemaster III Mixer, S/N 42940-08981

One (1) 1997 IHC F5070 SFA Truck, VIN # 2HTTWAHT6VC029179, with 11.0 Yard Bridgemaster III Mixer, S/N 43101-09063

One (1) 1997 IHC F5070 SFA Truck, VIN # 2HTTWAHT4VC029178, with 11.0 Yard Bridgemaster III Mixer, S/N 42877-08956

One (1) Caterpillar Model 988F Wheel Loader, S/N 8YG00232

One (1) Caterpillar Model 980G Wheel Loader, S/N 2KR000942

One (1) Scottsman 12x64 Mobile Office Trailer, VIN # SMC00011-481

One (1) Volvo S1700 Mech. Truck, Utility Bed, Crane.. VIN # 4V1JBBJFRR826110

One (1) 1987 Ford F700 Mech Truck, Reading Box, Comp, Welder, VIN # FDWT74P6HVA65379

One (1) Conveyor, S/N 9-36-751188

One (1) Lattice Conveyor, S/N 9-30-728488

One(1) Eljay, S/N 34A0693

One (1) Rock Hammer, S/N 137

One (1) Airway 80T1070RS 10'x140' 80 ton truck scale, S/N AW7822-1

One (1) 1998 FORD F150 PICKUP, VIN # 1FTZF1722WNB39271

One (1) 1997 DODGE 3500 SLT MECHANICS TRUCK, VIN # 1B6MC36D5VJ540194

One (1) 1997 DODGE 3500 SLT MECHANICS TRUCK, VIN # 1B6MC36D3VJ540193

One (1) MAGNUM PRODUCTS 4060IMH PORTABLE LIGHT TOWER, S/N 96061

One (1) ALLMAND BROS. NL4CAPMX PORTABLE LIGHT TOWER, S/N 9509BN4C25

One (1) ALLMAND BROS. NL4CAPMX PORTABLE LIGHT TOWER, S/N 9509BN4C27

One (1) CATERPILLAR 966F WHEEL LOADER, S/N 9YJ01417

One (1) CATERPILLAR V60B FORKLIFT, S/N 87M1048

One (1) 1986 PETERBILT 349 T/A MIXER TRUCK, VIN # 1XP4L59X7GP193771

One (1) 1985 PETERBILT 379 T/A MIXER TRUCK, VIN # 1XP4LA9X5GP202640

One (1) 1985 PETERBILT 379 T/A MIXER TRUCK, VIN # 1XP4LA9X6GP194838

One (1) BESSER M12 12CY CONCRETE PLANT, S/N 4022-30434

One (1) 90 TON 4 COMP. AGG SECTION, CEMENT SILO

One (1) WEIGH BATCHER, 12YD AGG BATCHER H2O TANKS

One (1) 8X32 MODULAR OFFICE W/PLANT CONTROLS, COMPUTER 3076

One (1) ACECO SCORPION ENTRY DISPATCH SYSTEM

One (1) TRANE CGAEC404ADA1TR 48,000 BTU CHILLER, S/N J96L83884

One (1) INSULATED WATER TANK W/POWER FLAME DIESEL

One (1) BESSER DUST COLLECTOR SYSTEM

One (1) 8X20 STEEL STORAGE CONTAINER, S/N 6602232

One (1) 8X20 STEEL STORAGE CONTAINER, S/N 6609896

One (1) BOBCAT 2400 WHEEL LOADER, S/N 506511601

One (1) HELMICK 36X30 CHANNEL FRAME CONVEYOR, S/N 9-36-7634AA

One (1) HELMICK 36X30 CHANNEL FRAME CONVEYOR, S/N 9-36-7635AA

One (1) HELMICK 36X30 CHANNEL FRAME CONVEYOR, S/N 9-36-7639AA

One (1) HELMICK 30X50 LATTICE FRAME CONVEYOR, S/N 9-30-7560AA

One (1) HELMICK 30X50 CHANNEL FRAME CONVEYOR, S/N 9-30-7583AA

One (1) HELMICK 30X50 CHANNEL FRAME CONVEYOR, S/N 9-30-7584AA

One (1) HELMICK 36X84 LATTICE FRAME CONVEYOR, S/N 9-36-7190AA

One (1) HELMICK 36X84 PORTABLE LATTICE FRAME CONVEYOR, S/N 9-36-7242AA

One (1) CONVEYOR, S/N 9-60-7496AA

One (1) HELMICK 42X12 CHANNEL FRAME CONVEYOR, S/N 9-42-7516AA

One (1) HELMICK 30X40 CHANNEL FRAME CONVEYOR, S/N 9-30-7552AA

One (1) HELMICK 30X40 CHANNEL FRAME CONVEYOR, S/N 9-30-7554AA

One (1) HELMICK 36X20 CHANNEL FRAME CONVEYOR, S/N 9-36-7624AA

One (1) HELMICK 36X12 CHANNEL FRAME CONVEYOR, S/N 9-36-7516AA

One (1) HELMICK 36X30 CHANNEL FRAME CONVEYOR, S/N 9-36-7570AA

One (1) HELMICK 48X69 LATTICE FRAME CONVEYOR, S/N 9-48-7468AA

One (1) HELMICK 36X83 LATTICE FRAME CONVEYOR, S/N 9-36-7667AA

One (1) HELMICK 36X60 CHANNEL FRAME CONVEYOR, S/N 9-36-7944AA

One (1) 1988 Advanced Modular Office Trailer, VIN # AHHU-1474-671

One (1) 1997 TOYOTA PICKUP, VIN # 4TANL42NXVZ322138

And all tires, wheels, additions, substitutions, attachments, replacements and accessions thereof, plus the proceeds of all the foregoing.

Lessee:

Ready Mix, Inc.

By /s/ Clinton Tryon              Title Sec/Treas.
   ------------------

Lessor:

The CIT Group/Equipment Financing, Inc.

By_______________________________ Title___________________